SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 1, 2014

FIRST CITIZENS BANCSHARES, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-16715	56-1528994
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4300 Six Forks Road Raleigh, North Carolina		27609
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (919) 716-7000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01.	Completion of Acquisition or Disposition of Assets.

On October 1, 2014, First Citizens BancShares, Inc. (the “Company”), completed its merger with First Citizens Bancorporation, Inc. (“South”), pursuant to the previously announced Agreement and Plan of Merger by and between the Company and South, dated as of June 10, 2014 (the “Merger Agreement”), whereby South merged with and into the Company, with the Company as the surviving corporation (the “Merger”). First-Citizens Bank & Trust Company, a North Carolina state-chartered bank and wholly-owned subsidiary of the Company (“First Citizens North Bank”), and First Citizens Bank and Trust Company, Inc., a South Carolina state-chartered bank and wholly-owned bank subsidiary of South (“First Citizens South Bank”), are expected to merge sometime later, whereupon the separate corporate existence of First Citizens South Bank will cease and First Citizens North Bank will survive.

Pursuant to the terms of the Merger Agreement, each share of South common stock has been converted into the right to receive 4.00 shares of the Company’s Class A common stock and $50.00 cash, unless the holder elects, pursuant to a letter of transmittal that will be delivered to shareholders in the coming days, for each share of such holder’s South common stock to be converted into the right to receive 3.58 shares of the Company’s Class A common stock and 0.42 shares of the Company’s Class B common stock.

The foregoing description of the Merger Agreement and the Merger is not complete and is qualified in its entirety by reference to the full text of the Merger Agreement, and that certain First Amendment to Agreement and Plan of Merger by and between the Company and South, dated as of July 29, 2014, which are filed as Exhibit 2.1 and Exhibit 2.2 hereto, respectively, and which are each incorporated herein by reference.

Certain relationships between the Company and South, affiliates of the Company and South, affiliates of the Company and affiliates of South, and certain equity holdings of each such person or entity are described in the sections entitled “Board of Directors and Management of North Following the Merger,” “Interests of North and/or North Bank’s Directors and Executive Officers in the Merger,” and “Interests of South and/or South Bank’s Directors and Executive Officers in the Merger” in that certain joint proxy statement/prospectus that is part of the Registration Statement on Form S-4, filed by the Company with the Securities and Exchange Commission (the “Commission”) on July 17, 2014, as amended on August 6, 2014 (Registration No. 333- 197474) (as so amended, the “Registration Statement”), which disclosure is incorporated herein by reference.

Pursuant to General Instruction F to Current Report on Form 8-K, a press release issued by the Company is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Forward Looking Statements

This Current Report on Form 8-K may contain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These statements include, but are not limited to, descriptions of the expected timing and completion of the proposed merger of First Citizens South Bank with and into First Citizens North Bank. Forward-looking statements can be identified by the use of the words “anticipate,” “believe,” “expect,” “intend,” “could” and “should,” and other words of similar meaning. These forward-looking statements express management’s current expectations or forecasts of future events and, by their nature, are subject to risks and uncertainties and there are a number of factors that could cause actual results to differ materially from those in such statements. Factors that could cause actual results to differ materially from those expressed in such forward-looking statements include the ability to obtain regulatory approvals and other conditions to the merger, and other factors detailed in the Company’s filings with the SEC. These forward-looking statements are made only as of the date of this Report, and the Company does not undertake any obligation to release revisions to these forward looking statements to reflect events or conditions after the date of this Report.

Item 2.03.	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

Upon consummation of the Merger, the Company assumed the financial obligations of South, including obligations under:

(1)	that certain Junior Subordinated Indenture dated as of March 24, 1998 (the “1998 Indenture”), between South and Deutsche Bank Trust Company Americas, as successor trustee, pertaining to 8.25% fixed rate junior subordinated debt in the principal amount of $50,000,000 held by South’s Delaware business trust subsidiary, FCB/SC Capital Trust I, in connection with trust preferred securities issued by that subsidiary;

(2)	that certain Junior Subordinated Indenture dated as of May 7, 2004 (the “2004 Indenture”), between South and Deutsche Bank Trust Company Americas, as trustee, pertaining to junior subordinated debentures in the principal amount of $50,000,000, bearing interest at a variable rate equal to the three-month LIBOR plus 2.25%, held by South’s Delaware business trust subsidiary, FCB/SC Capital Trust II, in connection with trust preferred securities issued by that subsidiary (of which $25,000,000 in face amount of the trust preferred securities are held by the Company and will be cancelled effective October 1, 2014); and

(3)	that certain Indenture and First Supplemental Indenture, both dated as of April 5, 2005 (collectively, the “2005 Indenture”), between South and Deutsche Bank Trust Company Americas, as trustee, pertaining to 6.80% fixed rate Subordinated Notes due April 1, 2015, in the current principal amount of $75,000,000 issued by South.

As required by the above indentures, in order to effect the Company’s assumption of South’s obligations, on October 1, 2014, the Company entered into a First Supplemental Indenture pertaining to each of the 1998 Indenture and the 2004 Indenture, and a Second Supplemental Indenture pertaining to the 2005 Indenture.

The Company also assumed South’s obligations under three 8.0% Subordinated Notes due June 1, 2018 in the current aggregate principal amount of $15,000,000.

Item 9.01.	Financial Statements and Exhibits.

(a)	Financial Statements of Business Acquired.

The audited consolidated financial statements of South and its subsidiaries as of December 31, 2013 and 2012, and for each of the years in the three years ended December 31, 2013 are filed as Exhibit 99.2 to this Current Report on Form 8-K.

The unaudited consolidated financial statements of South and its subsidiaries as of September 30, 2014, and for the nine months ended September 30, 2014 and 2013, will be filed as soon as practicable, but no later than 71 days after the due date of this Current Report on Form 8-K, under cover of an amendment to this Current Report on Form 8-K.

(b)	Pro Forma Financial Information.

The unaudited pro forma combined consolidated financial information of the Company and South as of and for the year ended December 31, 2013 contained in pages 38 through 45 of the Registration Statement were previously filed and are incorporated herein by reference.

The unaudited pro forma combined consolidated financial information of the Company and South as of and for the nine months ended September 30, 2014, will be furnished as soon as practicable, but no later than 71 days after the due date of this Current Report on Form 8-K, under cover of an amendment to this Current Report on Form 8-K.

(c)	N/A

(d)	Exhibits.

The following exhibits are filed with this report:

Exhibit No.	Description

Exhibit 2.1*	Agreement and Plan of Merger by and between the Company and South, dated as of June 10, 2014 (previously filed as Exhibit 2.1 to the Company’s Current Report on Form 8-K, filed with the Commission on June 11, 2014, and incorporated herein by reference).

Exhibit 2.2	First Amendment to Agreement and Plan of Merger by and between the Company and South, dated as of July 29, 2014 (previously filed as Exhibit 2.1 to the Company’s Current Report on Form 8-K, filed with the Commission on July 30, 2014, and incorporated herein by reference).

Exhibit 4.1	Amended and Restated Trust Agreement of FCB/SC Capital Trust I (previously filed as Exhibit 4.1 to South’s Registration Statement on Form S-4 (File No. 333-60319), as amended, filed with the Commission on September 10, 1998, and incorporated herein by reference).

Exhibit 4.2	Form of Guarantee Agreement between South and Bankers Trust Company, as Guarantee Trustee (previously filed as Exhibit 4.2 to South’s Registration Statement on Form S-4 (File No. 333-60319), as amended, filed with the Commission on September 10, 1998, and incorporated herein by reference).

Exhibit 4.3	Junior Subordinated Indenture between South and Bankers Trust Company, as Debenture Trustee (previously filed as Exhibit 4.3 to South’s Registration Statement on Form S-4 (File No. 333-60319), as amended, filed with the Commission on September 10, 1998, and incorporated herein by reference).

Exhibit 4.4	First Supplemental Indenture between the Company and Deutsche Bank Trust Company Americas, successor to Bankers Trust Company, as Debenture Trustee, dated October 1, 2014.

Exhibit 4.5	Form of New Junior Subordinated Debenture (previously filed as Exhibit 4.6 to South’s Registration Statement on Form S-4 (File No. 333-60319), as amended, filed with the Commission on September 10, 1998, and incorporated herein by reference).

Exhibit 4.6	Amended and Restated Trust Agreement of FCB/SC Capital Trust II (previously filed as Exhibit 4.1 to South’s (Commission File No. 0-11172) Quarterly Report on Form 10-Q, filed with the Commission on August 9, 2004, and incorporated herein by reference).

Exhibit 4.7	Form of Guaranty Agreement between South, as Guarantor, and Deutsche Bank Trust Company Americas, as Guarantee Trustee, dated as of May 7, 2004 (previously filed as Exhibit 4.2 to South’s (Commission File No. 0-11172) Quarterly Report on Form 10-Q, filed with the Commission on August 9, 2004, and incorporated herein by reference).

Exhibit 4.8	Junior Subordinated Indenture between South and Deutsche Bank Trust Company Americas, as Debenture Trustee, dated as of May 7, 2004 (previously filed as Exhibit 4.3 to South’s (Commission File No. 0-11172) Quarterly Report on Form 10-Q, filed with the Commission on August 9, 2004, and incorporated herein by reference).

Exhibit 4.9	First Supplemental Indenture between the Company and Deutsche Bank Trust Company Americas, as Debenture Trustee, dated October 1, 2014.

Exhibit 4.10	Form of Certificate evidencing trust securities issued by FCB/SC Capital Trust II (previously filed as Exhibit 4.4 to South’s (Commission File No. 0-11172) Quarterly Report on Form 10-Q, filed with the Commission on August 9, 2004, and incorporated herein by reference).

Exhibit 4.11	Form of Junior Subordinated Debentures issued by South to FCB/SC Capital Trust II (previously filed as Exhibit 4.5 to South’s (Commission File No. 0-11172) Quarterly Report on Form 10-Q, filed with the Commission on August 9, 2004, and incorporated herein by reference).

Exhibit 4.12	Indenture dated April 5, 2005, between South and Deutsche Bank Trust Company Americas, as Trustee (previously filed as Exhibit 4.1 to South’s (Commission File No. 0-11172) Current Report on Form 8-K, filed with the Commission on April 11, 2005, and incorporated herein by reference).

Exhibit 4.13	First Supplemental Indenture dated April 5, 2005, between South and Deutsche Bank Trust Company Americas, as Trustee (previously filed as Exhibit 4.2 to South’s (Commission File No. 0-11172) Current Report on Form 8-K, filed with the Commission on April 11, 2005, and incorporated herein by reference).

Exhibit 4.14	Second Supplemental Indenture dated October 1, 2014, between the Company and Deutsche Bank Trust Company Americas, as Trustee.

Exhibit 4.15	8% Subordinated Note due 2018 (Louise T. Adams)

Exhibit 4.16	8% Subordinated Note due 2018 (Greta T. Covington)

Exhibit 4.17	8% Subordinated Note due 2018 (John H. Terrell, III)

Exhibit 23.1	Consent of Dixon Hughes Goodman LLP, Independent Auditor of South.

Exhibit 99.1	Press Release issued October 1, 2014.

Exhibit 99.2	Consolidated Financial Statements of South and its Subsidiaries as of December 31, 2013 and 2012, and for each of the years in the three years ended December 31, 2013.

*	Schedules and exhibits have been omitted pursuant to Item 601(b)(2) of Regulation S-K. The Company undertakes to furnish supplementally copies of any of the omitted schedules or exhibits upon request by the Securities and Exchange Commission.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

FIRST CITIZENS BANCSHARES, INC. (Registrant)

Date: October 1, 2014	By:	/S/ GLENN D. MCCOY
Glenn D. McCoy
Chief Financial Officer

EXHIBIT LIST

Exhibit No.	Description

Exhibit 2.1*	Agreement and Plan of Merger by and between the Company and South, dated as of June 10, 2014 (previously filed as Exhibit 2.1 to the Company’s Current Report on Form 8-K, filed with the Commission on June 11, 2014, and incorporated herein by reference).

Exhibit 2.2	First Amendment to Agreement and Plan of Merger by and between the Company and South, dated as of July 29, 2014 (previously filed as Exhibit 2.1 to the Company’s Current Report on Form 8-K, filed with the Commission on July 30, 2014, and incorporated herein by reference).

Exhibit 4.1	Amended and Restated Trust Agreement of FCB/SC Capital Trust I (previously filed as Exhibit 4.1 to South’s Registration Statement on Form S-4 (File No. 333-60319), as amended, filed with the Commission on September 10, 1998, and incorporated herein by reference).

Exhibit 4.2	Form of Guarantee Agreement between South and Bankers Trust Company, as Guarantee Trustee (previously filed as Exhibit 4.2 to South’s Registration Statement on Form S-4 (File No. 333-60319), as amended, filed with the Commission on September 10, 1998, and incorporated herein by reference).

Exhibit 4.3	Junior Subordinated Indenture between South and Bankers Trust Company, as Debenture Trustee (previously filed as Exhibit 4.3 to South’s Registration Statement on Form S-4 (File No. 333-60319), as amended, filed with the Commission on September 10, 1998, and incorporated herein by reference).

Exhibit 4.4	First Supplemental Indenture between the Company and Deutsche Bank Trust Company Americas, successor to Bankers Trust Company, as Debenture Trustee, dated October 1, 2014.

Exhibit 4.5	Form of New Junior Subordinated Debenture (previously filed as Exhibit 4.6 to South’s Registration Statement on Form S-4 (File No. 333-60319), as amended, filed with the Commission on September 10, 1998, and incorporated herein by reference).

Exhibit 4.6	Amended and Restated Trust Agreement of FCB/SC Capital Trust II (previously filed as Exhibit 4.1 to South’s (Commission File No. 0-11172) Quarterly Report on Form 10-Q, filed with the Commission on August 9, 2004, and incorporated herein by reference).

Exhibit 4.7	Form of Guaranty Agreement between South, as Guarantor, and Deutsche Bank Trust Company Americas, as Guarantee Trustee, dated as of May 7, 2004 (previously filed as Exhibit 4.2 to South’s (Commission File No. 0-11172) Quarterly Report on Form 10-Q, filed with the Commission on August 9, 2004, and incorporated herein by reference).

Exhibit 4.8	Junior Subordinated Indenture between South and Deutsche Bank Trust Company Americas, as Debenture Trustee, dated as of May 7, 2004 (previously filed as Exhibit 4.3 to South’s (Commission File No. 0-11172) Quarterly Report on Form 10-Q, filed with the Commission on August 9, 2004, and incorporated herein by reference).

Exhibit 4.9	First Supplemental Indenture between the Company and Deutsche Bank Trust Company Americas, as Debenture Trustee, dated October 1, 2014.

Exhibit 4.10	Form of Certificate evidencing trust securities issued by FCB/SC Capital Trust II (previously filed as Exhibit 4.4 to South’s (Commission File No. 0-11172) Quarterly Report on Form 10-Q, filed with the Commission on August 9, 2004, and incorporated herein by reference).

Exhibit 4.11	Form of Junior Subordinated Debentures issued by South to FCB/SC Capital Trust II (previously filed as Exhibit 4.5 to South’s (Commission File No. 0-11172) Quarterly Report on Form 10-Q, filed with the Commission on August 9, 2004, and incorporated herein by reference).

Exhibit 4.12	Indenture dated April 5, 2005, between South and Deutsche Bank Trust Company Americas, as Trustee (previously filed as Exhibit 4.1 to South’s (Commission File No. 0-11172) Current Report on Form 8-K, filed with the Commission on April 11, 2005, and incorporated herein by reference).

Exhibit 4.13	First Supplemental Indenture dated April 5, 2005, between South and Deutsche Bank Trust Company Americas, as Trustee (previously filed as Exhibit 4.2 to South’s (Commission File No. 0-11172) Current Report on Form 8-K, filed with the Commission on April 11, 2005, and incorporated herein by reference).

Exhibit 4.14	Second Supplemental Indenture dated October 1, 2014, between the Company and Deutsche Bank Trust Company Americas, as Trustee.

Exhibit 4.15	8% Subordinated Note due 2018 (Louise T. Adams)

Exhibit 4.16	8% Subordinated Note due 2018 (Greta T. Covington)

Exhibit 4.17	8% Subordinated Note due 2018 (John H. Terrell, III)

Exhibit 23.1	Consent of Dixon Hughes Goodman LLP, Independent Auditor of South.

Exhibit 99.1	Press Release issued October 1, 2014.

Exhibit 99.2	Consolidated Financial Statements of South and its Subsidiaries as of December 31, 2013 and 2012, and for each of the years in the three years ended December 31, 2013.

*	Schedules and exhibits have been omitted pursuant to item 601(b)(2) of Regulation S-K. The Company undertakes to furnish supplementally copies of any of the omitted schedules or exhibits upon request by the Securities and Exchange Commission.